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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               __________________


                Date of Report (Date of earliest event reported):
                                JANUARY 20, 2004


                               AP HENDERSON GROUP
             (Exact name of registrant as specified in its charter)



            NEVADA                                          88-0355504
(State or Other Jurisdiction of                  (I.R.S. Employer Identification
       Incorporation)                                        Number)

                                     0-31153
                            (Commission File Number)

   600 WILSHIRE BOULEVARD, SUITE 1252
         LOS ANGELES, CALIFORNIA                               90017
(Address of Principal Executive Offices)                     (Zip Code)


                                 (212) 538-1203
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 20, 2004, we acquired all of the issued and outstanding shares of capital stock of Slide View Corp., an Oklahoma corporation, pursuant to an Agreement and Plan of Merger dated as of January 20, 2004. Our wholly-owned subsidiary, Slide View Merger Corp., an Oklahoma corporation, was merged with and into Slide View, with Slide View being the surviving corporation. As a result of the merger, Slide View became a wholly-owned subsidiary of AP Henderson Group.

         At the effective time of the merger, each outstanding share of common stock of Slide View was converted into the right to receive 0.4521262 of a share of AP Henderson Group common stock. We issued a total of 2,104,013 shares of AP Henderson Group common stock at the effective time of the merger and will issue an additional 895,988 shares of our common stock subject to the achievement of certain equity financing and product development milestones.

         The shares issued in connection with the merger are restricted shares that were issued by AP Henderson Group pursuant to an exemption from registration under the Securities Act of 1933, as amended. The purchase price for Slide View was determined in arms-length negotiations between AP Henderson Group and representatives of Slide View. Neither AP Henderson Group nor any of our directors or officers was affiliated with or had a material relationship with Slide View.

         We currently intend to continue operating Slide View Corp., based in Tustin, California, as a wholly-owned subsidiary of AP Henderson Group engaged in the business of developing peripheral computer LCD screen technologies.

         A copy of the Agreement and Plan of Merger is included in this Current Report on Form 8-K as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

                  Not Applicable

         (b) Pro Forma Financial Information.

                  Not Applicable

         (c) Exhibits.

                  Exhibit No.       Description
                  -----------       -----------

                  Ex. 99.1          Agreement and Plan of Merger

                  Ex. 99.2 Press Release dated January 21, 2004 (furnished pursuant to Item 9).

ITEM 9.  REGULATION FD DISCLOSURE

         On January 21, 2004, AP Henderson Group issued a press release announcing its acquisition of Slide View Corp. A copy of the press release is furnished as Exhibit 99.2.

LIMITATION ON INCORPORATION BY REFERENCE

         In accordance with general instruction B.2 of Form 8-K, the information in this report and the attached exhibits is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AP HENDERSON GROUP



                                       By: /s/ Richard Henry
                                           -------------------------------------
                                           Richard Henry
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER


Dated: January 21, 2004



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                               AP HENDERSON GROUP
                                    FORM 8-K
                                  EXHIBIT INDEX

EXHIBIT NO.                            DESCRIPTION
-----------    -----------------------------------------------------------------
  99.1         Agreement and Plan of Merger, dated January 20, 2004, by and among AP Henderson Group, Slide View Merger Corp. and Slide View
               Corp.
  99.2         Press Release dated January 21, 2004